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                                                                EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-47397) of Ivex Packaging Corporation of our report dated January 20, 1998 appearing on page 25 of this Annual Report on Form 10-K.





PRICE WATERHOUSE, LLP


Chicago, Illinois
March 30, 1998